Cavalry Fund I LP

61 Kinderkamack Road

Woodcliff Lake, NJ 07677

December 31, 2018

VIA EMAIL: paul@parallaxcare.com

Parallax Health Sciences, Inc.

1327 Ocean Avenue, Suite B

Santa Monica CA 90401

Attention: Paul R. Arena

Re:Amendment to Promissory Note

Dear Mr. Arena:

This letter agreement (this “Agreement”) by and between Parallax Health Science, Inc. (the “Company”) and Cavalry Fund I LP (“Cavalry”) acknowledges that effective November 14, 2018, the parties hereto agree to amend the terms of that certain convertible promissory note (the “Note”) issued by the Company to Cavalry on June 14, 2018 (the “Issuance Date”) in the initial principal amount of $250,000.00 (the “Principal”). Pursuant to the terms of the Note and the agreements thereto, the Note is currently in default. The parties hereto agree to extend the Maturity Date of the Note to February 28, 2019 (the “Amended Maturity Date”) in exchange for the Company agreeing to increase the principal amount of the Note to $322,411.86 (the “Amended Principal”). Interest from the Issuance Date until the date of this Agreement shall be calculated based on the Principal and interest from the date of this Agreement until the amended Maturity Date shall be calculated based on the Amended Principal.

The parties hereto agree that the issuance of a Debenture (the “Amended Debenture”), issued pursuant to the terms of this Agreement, shall constitute an exchange of securities pursuant to pursuant to Section 3(a)(9) of the Securities Act of 1933 and $250,000.00 of the Amended Principal and interest accrued monthly shall tack back to the Issuance Date for purposes of Rule 144 thereunder.

In all other respects the parties hereto ratify and affirm the terms of the Amended Debenture. Any number of counterparts of this Agreement may be signed and delivered, each of which shall be considered an original and all of which, together, shall constitute one and the same instrument. Any terms not defined in this Agreement shall have the same meaning as in the Amended Debenture.

Please execute below signifying your consent to this Agreement.

BN 35286576v1

Sincerely yours,

Cavalry Fund I LP

By: Cavalry Fund I Management LLC Its: General Partner

By:/s/ Thomas P. Walsh

Name: Thomas P. Walsh

Title: Manager

We hereby agree to the foregoing:

PARALLAX HEALTH SCIENCES, INC.

By: /s/ Paul R. Arena

Name: Paul R. Arena

Title: Chief Executive Officer

M:\10401\Private Placements\Parallax\Parallax Letter Agreement to amend note. - 11-27-18.docx/csb

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DiamondRock, LLC

715 N. Kilkea Drive

Los Angeles, CA 90046

December 31, 2018

VIA EMAIL: paul@parallaxcare.com

Parallax Health Sciences, Inc.

1327 Ocean Avenue, Suite B

Santa Monica CA 90401

Attention: Paul R. Arena

Re:Amendment to Promissory Note

Dear Mr. Arena:

This letter agreement (this “Agreement”) by and between Parallax Health Science, Inc. (the “Company”) and DiamondRock, LLC (“DiamondRock”) acknowledges that effective November 14, 2018, the parties hereto agree to amend the terms of those certain convertible promissory notes (the “Notes”) issued by the Company to DiamondRock on May 1, 2018, May 29, 2018 and June 14, 2018 (the “Issuance Date”) in the aggregate initial principal amount of $116,667.00 (the “Principal”). Pursuant to the terms of the Note and the agreements thereto, the  Note is currently in default. The parties hereto agree to extend the Maturity Date of the Note to February 28, 2019 (the “Amended Maturity Date”) in exchange for the Company agreeing to increase the principal amount of the Note to $150,194.92 (the “Amended Principal”). Interest from the Issuance Date until the date of this Agreement shall be calculated based on the Principal and interest from the date of this Agreement until the amended Maturity Date shall be calculated based on the Amended Principal.

The parties hereto agree that the issuance of a Debenture (the “Amended Debenture”), issued pursuant to the terms of this Agreement, shall constitute an exchange of securities pursuant to pursuant to Section 3(a)(9) of the Securities Act of 1933 and $116,667.00 of the Amended Principal and interest accrued monthly shall tack back to the Issuance Date for purposes of Rule 144 thereunder.

In all other respects the parties hereto ratify and affirm the terms of the Amended Debenture. Any number of counterparts of this Agreement may be signed and delivered, each of which shall be considered an original and all of which, together, shall constitute one and the same instrument. Any terms not defined in this Agreement shall have the same meaning as in the Amended Debenture.

Please execute below signifying your consent to this Agreement.

BN 35286553v1

Sincerely yours,

DiamondRock, LLC

By: Neil Rock

Its: Chief Executive Officer

By: /s/ Neil Rock

Name: Neil Rock

Title: Chief Executive Officer

We hereby agree to the foregoing:

PARALLAX HEALTH SCIENCES, INC.

By: /s/ Paul R. Arena

Name: Paul R. Arena

Title: Chief Executive Officer

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The Corbran, LLC

55 Lane Road, Suite 430

Fairfield, NJ 07004

December 31, 2018

VIA EMAIL: paul@parallaxcare.com

Parallax Health Sciences, Inc.

1327 Ocean Avenue, Suite B

Santa Monica CA 90401

Attention: Paul R. Arena

Re:Amendment to Promissory Note

Dear Mr. Arena:

This letter agreement (this “Agreement”) by and between Parallax Health Science, Inc. (the “Company”) and The Corbran, LLC (“TCL”) acknowledges that effective November 14, 2018, the parties hereto agree to amend the terms of those certain convertible promissory notes (the “Notes”) issued by the Company to TCL on April 24, 2018 and June 14, 2018 (the “Issuance Date”) in the aggregate initial principal amount of $58,333.00 (the “Principal”). Pursuant to the terms of the Note and the agreements thereto, the Note is currently in default. The parties hereto agree to extend the Maturity Date of the Note by 120 days (the “Amended Maturity Date”) in exchange for the Company agreeing to increase the principal amount of the Note to $73,879.62 (the “Amended Principal”). Interest from the Issuance Date until the date of this Agreement shall be calculated based on the Principal and interest from the date of this Agreement until the amended Maturity Date shall be calculated based on the Amended Principal.

The parties hereto agree that the issuance of a Debenture (the “Amended Debenture”), issued pursuant to the terms of this Agreement, shall constitute an exchange of securities pursuant to pursuant to Section 3(a)(9) of the Securities Act of 1933 and $58,333.00 of the Amended Principal and interest accrued monthly shall tack back to the Issuance Date for purposes of Rule 144 thereunder.

In all other respects the parties hereto ratify and affirm the terms of the Amended Debenture. Any number of counterparts of this Agreement may be signed and delivered, each of which shall be considered an original and all of which, together, shall constitute one and the same instrument. Any terms not defined in this Agreement shall have the same meaning as in the Amended Debenture.

Please execute below signifying your consent to this Agreement.

BN 35285935v1

Sincerely yours,

The Corbran, LLC

By: Richard Rosenblum

Its: Chief Executive Officer

By: /s/ Richard Rosenblum

Name: Richard Rosenblum

Title: Chief Executive Officer

We hereby agree to the foregoing:

PARALLAX HEALTH SCIENCES, INC.

By: /s/ Paul R. Arena

Name: Paul R. Arena

Title: Chief Executive Officer

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Digital Power Lending, LLC

201 Shipyard Way, Suite E

Newport Beach, CA 92663

December 31, 2018

VIA EMAIL: paul@parallaxcare.com

Parallax Health Sciences, Inc.

1327 Ocean Avenue, Suite B

Santa Monica CA 90401

Attention: Paul R. Arena

Re:Amendment to Promissory Note

Dear Mr. Arena:

This letter agreement (this “Agreement”) by and between Parallax Health Science, Inc. (the “Company”) and Digital Power Lending, LLC (“DPL”) acknowledges that effective November 14, 2018, the parties hereto agree to amend the terms of those certain convertible promissory notes (the “Notes”) issued by the Company to DPL on April 24, 2018 and June 14, 2018 (the “Issuance Date”) in the aggregate initial principal amount of $175,000.00 (the “Principal”). Pursuant to the terms of the Note and the agreements thereto, the Note is currently in default. The parties hereto agree to extend the Maturity Date of the Note to February 28, 2019 (the “Amended Maturity Date”) in exchange for the Company agreeing to increase the principal amount of the Note to $221,640.96 (the “Amended Principal”). Interest from the Issuance Date until the date of this Agreement shall be calculated based on the Principal and interest from the date of this Agreement until the amended Maturity Date shall be calculated based on the Amended Principal.

The parties hereto agree that the issuance of a Debenture (the “Amended Debenture”), issued pursuant to the terms of this Agreement, shall constitute an exchange of securities pursuant to pursuant to Section 3(a)(9) of the Securities Act of 1933 and $175,000.00 of the Amended Principal and interest accrued monthly shall tack back to the Issuance Date for purposes of Rule 144 thereunder.

In all other respects the parties hereto ratify and affirm the terms of the Amended Debenture. Any number of counterparts of this Agreement may be signed and delivered, each of which shall be considered an original and all of which, together, shall constitute one and the same instrument. Any terms not defined in this Agreement shall have the same meaning as in the Amended Debenture.

Please execute below signifying your consent to this Agreement.

BN 35286568v1

Sincerely yours,

Digital Power Lending, LLC

By: William Corbett

Its: President

By: /s/ William Corbett

Name: William Corbett

Title: President

We hereby agree to the foregoing:

PARALLAX HEALTH SCIENCES, INC.

By: /s/ Paul R. Arena

Name: Paul R. Arena

Title: Chief Executive Officer

BN 35286568v1